CUSIP No. 141665 10 9                                              Page 13 of 46

                                   EXHIBIT 1
                                   ---------

                    DIRECTORS OF FUJI AMERICA HOLDINGS, INC.

       Name                          Principal Occupation                  Citizenship
       ----                          --------------------                  -----------
Richard J. Almeida         Director, FAHI, HFI, Heller International        United States
                           Group, Inc. ("HIG"), Heller International
                           Holdings, Inc. ("HIHI") and HECC; Chairman
                           of the Board and Chief Executive Officer,
                           HFI, HIG, HIHI

Yukihiko Chayama           Director, FAHI, HFI, HIG and HIHI; Chief         Japan
                           Representative, Fuji, Washington, DC
                           Representative Office; Executive Vice
                           President and General Manager, Fuji,
                           Americas Division

Osamu Ogura                Director, FAHI, HFI, HIG and HIHI; Senior        Japan
                           Vice President and Deputy General Manger,
                           Fuji, Americas Division

Atsushi Takano             Director and Chairman, FAHI; Director, HFI,      Japan
                           HIG, HIHI and Fuji; Managing Director, Fuji

Kenichiro Tanaka           Director, President and Chief Executive          Japan
                           Officer, FAHI; Executive Vice President,
                           HFI; Director, HFI, HIG and HIHI

CUSIP No. 141665 10 9                                             Page 14 of 46

               EXECUTIVE OFFICERS OF FUJI AMERICA HOLDINGS, INC.


      Name                             Principal Occupation                  Citizenship
      ----                             --------------------                  -----------
Atsushi Takano             Director and Chairman, FAHI; Director, HFI,         Japan
                           HIG, HIHI and Fuji; Managing Director, Fuji

Kenichiro Tanaka           Director, President and Chief Executive              Japan
                           Officer, FAHI; Executive Vice President,
                           HFI; Director, HFI, HIG and HIHI

Debra H. Snider            Secretary, FAHI; Chief Administrative             United States
                           Officer, HFI; General Counsel, HFI, HIG and
                           HIHI; Executive Vice President and
                           Secretary, HFI, HIG and HIHI

Anthony O'B. Beirne        Treasurer, FAHI; Senior Vice President and        United States
                           Treasurer, HFI

CUSIP No. 141665 10 9                                              Page 15 of 46


                      DIRECTORS OF HELLER FINANCIAL, INC.


      Name                    Principal Occupation                  Citizenship
      ----                    --------------------                  -----------
Richard J. Almeida     Director, FAHI, HFI, HIG, HIHI and          United States
                       HECC; Chairman of the Board and Chief
                       Executive Officer, HFI, HIG, HIHI

Yukihiko Chayama       Director, FAHI, HFI, HIG and HIHI; Chief        Japan
                       Representative, Fuji, Washington, DC
                       Representative Office; Executive Vice
                       President and General Manager, Fuji,
                       Americas Division

Tsutomu Hayano         Director, HFI, Fuji; General Manager,           Japan
                       Fuji,  New York Branch; Chairman, The
                       Fuji Bank and Trust Co.

Mark Kessel            Partner, Shearman & Sterling                United States

Michael J. Litwin      Director, HFI, HIG, HIHI and HECC;          United States
                       Executive Vice President and Chief
                       Credit Officer, HFI; Executive Vice
                       President, HIG, HIHI, HECC

Dennis P. Lockhart     Director, HFI; Director and President,      United States
                       HIG and HIHI; Director Tri Valley
                       Corporation

Lauralee E. Martin     Director, HFI, HIG, and HIHI;               United States
                       Executive Vice President and Chief
                       Financial Officer, HFI, HIG and HIHI;
                       Director, Gables Residential Trust

Hideo Nakajima         Director, HFI; Executive Vice President         Japan
                       and General Manager, Fuji, Los Angeles
                       Agency

Osamu Ogura            Director, FAHI, HFI, HIG and HIHI; Senior       Japan
                       Vice President and Deputy General Manger,
                       Fuji, Americas Division

Masahiro Sawada        Director, HFI, HIG and HIHI; Senior Vice        Japan
                       President, HFI

CUSIP No. 141665 10 9                                              Page 16 of 46




      Name                        Principal Occupation              Citizenship
      ----                        --------------------              -----------

Takeshi Takahashi      Director, HFI; Executive Vice President and     Japan
                       General Manager, Fuji, Chicago Branch

Atsushi Takano         Director and Chairman, FAHI; Director, HFI,     Japan
                       HIG, HIHI and Fuji; Managing Director, Fuji

Kenichiro Tanaka       Director, President and Chief Executive         Japan
                       Officer, FAHI; Executive Vice President,
                       HFI; Director, HFI, HIG and HIHI

Kenichi Tomita         Director, HFI; Executive Vice President and     Japan
                       General Manager, Fuji, Credit Division for
                       the Americas

CUSIP No. 141665 10 9                                              Page 17 of 46


                 EXECUTIVE OFFICERS OF HELLER FINANCIAL, INC.


    Name                       Principal Occupation                 Citizenship
    ----                       --------------------                ------------

Mark A. Abbott         Group President, Corporate Finance          United States
                       Group, HFI

Anthony O'B. Beirne    Treasurer, FAHI; Senior Vice President      United States
                       and Treasurer, HFI

Michael P. Goldsmith   Group President, Heller Real Estate         United States
                       Financial Services and Project Finance
                       Division, HFI

John L. Guy, Jr.       Group President, Heller First Capital       United States
                       Division, HFI; President, Heller First
                       Capital Corp.; Director, Monetta Trust

Jay S. Holmes          Group President, Equipment Finance and      United States
                       Leasing Group, HFI; President, Heller
                       Financial Leasing, Inc.

Lawrence G. Hund       Senior Vice President and Controller, HFI,  United States
                       HIG and HIHI

David J. Kantes        Group President, Heller Business Credit     United States
                       Group, HFI

Scott Miller           Group President, Heller Business Credit     United States
                       Group, HFI

Michael J. Roche       Group President, Current Asset Management   United States
                       Group, HFI

Charles G. Schultz     Group President, Sales Finance Group, HFI   United States

Debra H. Snider        Secretary, FAHI; Chief Administrative       United States
                       Officer, HFI; General Counsel, HFI, HIG
                       and HIHI; Executive Vice President and
                       Secretary, HFI, HIG and HIHI

Frederick E. Wolfert   President and Chief Operating Officer,      United States
                       HFI

CUSIP No. 141665 10 9                                              Page 18 of 46



                DIRECTORS OF HELLER EQUITY CAPITAL CORPORATION



      Name                    Principal Occupation                  Citizenship
      ----                    --------------------                 ------------

Richard J. Almeida     Director, FAHI, HFI, HIG, HIHI and          United States
                       HECC; Chairman of the Board and Chief
                       Executive Officer, HFI, HIG, HIHI

Michael J. Litwin      Director, HFI, HIG, HIHI and HECC;          United States
                       Executive Vice President and Chief
                       Credit Officer, HFI; Executive Vice
                       President, HIG, HIHI and HECC

CUSIP No. 141665 10 9                                             Page 19 of 46


            EXECUTIVE OFFICERS OF HELLER EQUITY CAPITAL CORPORATION

          Name                   Principal Occupation                     Citizenship
          ----                   --------------------                     -----------
Thomas B. Lally            President, HECC                               United States

Michael J. Litwin          Director, HFI, HIG, HIHI and                  United States
                           HECC, Executive Vice President
                           and Chief Credit Officer, HFI;
                           Executive Vice President, HIG,
                           HIHI, HECC

Patrick K. Pesch           Senior Vice President, HECC                   United States

Hugh E. Wilder             Senior Vice President, HECC                   United States

Timothy J. Eichenlaub      Senior Vice President, HECC                   United States

Daniel O'Donnell           Senior Vice President, HECC                   United States